UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) February 1, 2005

ARCHSTONE-SMITH TRUST

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-16755	84-1592064

(Commission File Number)	(I.R.S. Employer Identification No.)

9200 E. Panorama Circle, Suite 400, Englewood, CO	80112

(Address of Principal Executive Offices)	(Zip Code)

(303) 708-5959

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Press Release

Item 2.02 Results of Operations and Financial Condition.

On February 1, 2005, Archstone-Smith Trust (“Archstone-Smith”) issued a press release announcing its financial results for the fourth quarter of fiscal year 2004. The press release is attached as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(a)	not applicable

(b)	not applicable

(c)	Exhibits

Exhibit No.	Document Description
99.1	Press Release, dated February 1, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHSTONE-SMITH TRUST

Dated: February 1, 2005	By:	/s/ R. Scot Sellers

R. Scot Sellers Chairman and Chief Executive Officer

1

Exhibit No.	Document Description
99.1	Press Release, dated February 1, 2005